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EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies this annual report on Form 10-K (the "Form 10-K") for the year ended December 31, 2007 of Hicks Acquisition Company I, Inc. (the "Issuer").

        In connection with the Form 10-K, the undersigned, Joseph B. Armes, President, Chief Executive Officer and Chief Financial Officer of the Issuer, certifies, pursuant to 18 U.S.C. Section 1350, that to the best of his knowledge:

  (i)
  the Form 10-K fully complies with the requirements of section 13(a) or section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

  (ii)
  the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods indicated in the Form 10-K.

March 31, 2008	/s/ JOSEPH B. ARMES Joseph B. Armes President, Chief Executive Officer and Chief Financial Officer

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002